Exhibit 99.1

CARMAX RECOMMENDS SHAREHOLDERS REJECT BELOW-MARKET “MINI-TENDER” OFFER BY TRC CAPITAL INVESTMENT CORPORATION

Richmond, Va., July 6, 2020 – CarMax, Inc. (the “Company” or “CarMax”) (NYSE:KMX), has been notified that TRC Capital Investment Corporation (“TRC Capital”) has made an unsolicited “mini-tender” offer to purchase up to 1,500,000 shares of CarMax’s common stock, or less than 1% of the outstanding common stock of the Company as of May 31, 2020. TRC Capital’s offer price of $82.50 per share in cash is approximately 4.71% lower than the $86.58 per share closing price for the Company’s common stock on the New York Stock Exchange (the “NYSE”) on June 26, 2020, the last trading day before the commencement of TRC Capital’s mini-tender offer.

CarMax does not endorse TRC Capital’s unsolicited mini-tender offer and is not associated in any way with TRC Capital, its mini-tender offer, or its mini-tender offer documents.

CarMax recommends shareholders not tender their shares in response to TRC Capital’s offer, or, if shareholders have already tendered shares, they withdraw their shares by providing the written notice described in the TRC Capital mini-tender offer documents prior to the expiration of the offer, currently scheduled for 12:01 a.m., New York City time, on Wednesday, July 29, 2020.

TRC Capital’s mini-tender offer seeks less than 5% of CarMax’s outstanding shares, thereby avoiding many disclosures and procedural protections required under U.S. federal securities laws for larger tender offers. The Securities and Exchange Commission (the “SEC”) has cautioned investors that some bidders make mini-tender offers at below-market prices “hoping that they will catch investors off guard if the investors do not compare the offer price to the current market price.” The SEC’s cautionary advice to investors regarding these offers is on its website at: http://www.sec.gov/investor/pubs/minitend.htm.

Shareholders should obtain current market quotations for their shares of CarMax common stock, consult with their broker or financial advisor, and exercise caution with respect to TRC Capital’s mini-tender offer.

CarMax encourages brokers and dealers, as well as other market participants, to review the SEC’s letter regarding broker-dealer mini-tender offer dissemination and disclosure at:

http://www.sec.gov/divisions/marketreg/minitenders/sia072401.htm and Information Memo Number 01-27 issued by the NYSE on Sept. 28, 2001 at:

https://www.nyse.com/publicdocs/nyse/markets/nyse/rule-interpretations/2001/01-27.pdf regarding the dissemination of mini-tender offer materials.

CarMax requests that a copy of this press release be included with all distributions of materials relating to TRC Capital’s mini-tender offer related to CarMax common stock.

CarMax, Inc.

About CarMax
CarMax, the nation’s largest retailer of used cars, revolutionized the automotive retail industry by driving integrity, honesty and transparency in every interaction. CarMax continues to innovate and now the majority of its customers can enjoy a personalized car buying experience, including the option to complete transactions entirely from home, in store, or in a seamless combination of both. CarMax has more than 215 stores nationwide, and during the fiscal year ending February 29, 2020, sold more than 830,000 used cars and more than 465,000 wholesale vehicles at its in-store auctions. CarMax is proud to have been recognized for 16 consecutive years as one of the Fortune 100 Best Companies to Work For®. For more information, visit www.carmax.com.

Forward-Looking Statements
We caution readers that the statements contained in this release about our future business plans, operations, challenges, opportunities or prospects, including without limitation any statements regarding expectations for the TRC Capital tender offer or our common stock, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will” and other similar expressions, whether in the negative or affirmative. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Among the factors that could cause actual results and outcomes to differ materially from those contained in the forward-looking statements are the following:

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The effect and consequences of the Coronavirus public health crisis on matters including U.S. and local economies; our business operations and continuity; the availability of corporate and consumer financing; the health and productivity of our associates; the ability of third-party providers to continue uninterrupted service; and the regulatory environment in which we operate.

•	Changes in general or regional U.S. economic conditions.

•	Changes in the availability or cost of capital and working capital financing, including changes related to the asset-backed securitization market.

•	Changes in the competitive landscape and/or our failure to successfully adjust to such changes.

•	Events that damage our reputation or harm the perception of the quality of our brand.

•	Our inability to realize the benefits associated with our omni-channel initiatives.

•	Our inability to recruit, develop and retain associates and maintain positive associate relations.

•	The loss of key associates from our store, regional or corporate management teams or a significant increase in labor costs.

•	Security breaches or other events that result in the misappropriation, loss or other unauthorized disclosure of confidential customer, associate or corporate information.

CarMax, Inc.

•	Significant changes in prices of new and used vehicles.

•	Changes in economic conditions or other factors that result in greater credit losses for CAF’s portfolio of auto loans receivable than anticipated.

•	A reduction in the availability of or access to sources of inventory or a failure to expeditiously liquidate inventory.

•	Changes in consumer credit availability provided by our third-party finance providers.

•	Changes in the availability of extended protection plan products from third-party providers.

•	Factors related to the regulatory and legislative environment in which we operate.

•	Factors related to geographic and sales growth, including the inability to effectively manage our growth.

•	The failure of or inability to sufficiently enhance key information systems.

•	The performance of the third-party vendors we rely on for key components of our business.

•	The effect of various litigation matters.

•	Adverse conditions affecting one or more automotive manufacturers, and manufacturer recalls.

•	The failure or inability to realize the benefits associated with our strategic investments.

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The inaccuracy of estimates and assumptions used in the preparation of our financial statements, or the effect of new accounting requirements or changes to U.S. generally accepted accounting principles.

•	The volatility in the market price for our common stock.

•	The failure or inability to adequately protect our intellectual property.

•	The occurrence of severe weather events.

•	Factors related to the geographic concentration of our stores.

CarMax, Inc.

For more details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 29, 2020, and our quarterly or current reports as filed with or furnished to the U.S. Securities and Exchange Commission. Our filings are publicly available on our investor information home page at investors.carmax.com. Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling (804) 747-0422 x7865. We undertake no obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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Contacts:

Investors:
Stacy Frole
investor_relations@carmax.com, (804) 747-0422 ext. 7865
Media:
pr@carmax.com, (855) 887-2915